Exhibit 99.1
IR INQUIRIES:
Charles Messman
Investor Relations
949-362-5800
IR@smithmicro.com

Smith Micro Reports Fourth Quarter and Fiscal Year 2024 Financial Results
PITTSBURGH, PA, March 11, 2025 – Smith Micro Software, Inc. (Nasdaq: SMSI) (“Smith Micro” or the “Company”) today reported financial results for its fourth quarter and fiscal year ended December 31, 2024.
“Looking back on 2024, it was a transformative year for Smith Micro as we addressed challenges head-on and developed new innovations that have ignited a renewed focus for the Company. We are seeing excitement – both within the company and among our customers and prospects – for the opportunities that we are creating with the latest expansion of our SafePath® platform,” said William W. Smith, Jr., president, chief executive officer, and chairman of the board of Smith Micro.

“We have distinguished ourselves as a trusted partner to mobile operators through our delivery of value-added-services, and now, with our latest innovations in SafePath OS™ and SafePath Kids™, carriers can leverage the strength of our SafePath solutions to offer devices and rate plans aimed at creating a safer mobile experience, not as valued-added-services, but as an integral component of the carrier's core offerings. Our successful launch of SafePath Kids with Orange Spain's TúYo solution during the fourth quarter was our first deployment under this renewed focus, and the product is generating tremendous interest,” Smith added, “Our path forward is clear. We are bringing an enhanced and powerful new portfolio of our family safety solutions to market, which we believe align to mobile operators' core strengths and principal business objectives. I believe the pivot we have made positions us to capture a significant market opportunity and a return to profitability.”
Fourth Quarter 2024 Financial Results
Smith Micro reported revenue of $5.0 million for the quarter ended December 31, 2024, compared to $8.6 million reported in the quarter ended December 31, 2023.
Gross profit for the quarter ended December 31, 2024 was $3.8 million, compared to $6.4 million for the quarter ended December 31, 2023.
Gross profit as a percentage of revenue was 75.6 percent for the quarter ended December 31, 2024, compared to 74.9 percent for the quarter ended December 31, 2023.
GAAP net loss for the quarter ended December 31, 2024 was $4.4 million, or $0.25 loss per share, compared to GAAP net loss of $6.7 million, or $0.74 loss per share, for the quarter ended December 31, 2023.
Non-GAAP net loss for the quarter ended December 31, 2024 was $1.9 million, or $0.11 loss per share, compared to non-GAAP net loss of $1.7 million, or $0.18 loss per share, for the quarter ended December 31, 2023. Non-GAAP net loss excludes the items noted below under "Non-GAAP Measures."

Smith Micro Software Fourth Quarter 2024 Financial Results	Page 2
All share and per share amounts for common stock herein have been retroactively adjusted for all periods presented to give effect to the one-for-eight reverse stock split of our common stock, which became effective April 10, 2024 at 11:59 pm Eastern time.
Fourth Quarter Year-to-Date 2024 Financial Results
Smith Micro reported revenue of $20.6 million for the twelve months ended December 31, 2024, compared to $40.9 million reported in the twelve months ended December 31, 2023.
Gross profit for the twelve months ended December 31, 2024 was $14.4 million compared to $30.3 million reported for the same period in 2023.
Gross profit as a percentage of revenue was 70.2 percent for the twelve months ended December 31, 2024 compared to 74.2 percent for the twelve months ended December 31, 2023.
GAAP net loss for the twelve months ended December 31, 2024 was $48.7 million, or $3.94 loss per share, compared to GAAP net loss of $24.4 million, or $3.01 loss per share, for the twelve months ended December 31, 2023.
Non-GAAP net loss for the twelve months ended December 31, 2024 was $13.7 million, or $1.11 loss per share, compared to non-GAAP net loss of $5.3 million, or $0.65 loss per share, for the twelve months ended December 31, 2023. Non-GAAP net loss excludes the items noted below under "Non-GAAP Measures."
Total cash and cash equivalents as of December 31, 2024 were $2.8 million.

Non-GAAP Measures

To supplement our financial information presented in accordance with GAAP, the Company considers, and has included in this press release, the following non-GAAP financial measures and a non-GAAP reconciliation from the equivalent GAAP metric: non-GAAP net loss, non-GAAP gross profit, and non-GAAP basic and diluted loss per share in the presentation of financial results in this press release. Management believes this non-GAAP presentation may be more meaningful in analyzing the Company's income generation and has therefore excluded the following items from GAAP earnings calculations: stock compensation, intangibles amortization, depreciation, fair value adjustments, amortization of debt issuance costs and discount, goodwill impairment, personnel severance and reorganization activities, and adjustment for non-recurring items. Additionally, since the Company currently has federal and state net operating loss carryforwards that can be utilized to reduce future cash payments for income taxes, these non-GAAP adjustments have not been tax effected, and the resulting income tax expense reflects actual taxes paid or accrued during each period. This presentation may be considered more indicative of the Company's ongoing operational performance. The table below presents the differences between non-GAAP net loss and net loss on an absolute and per-share basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and the non-GAAP financial measures as reported by Smith Micro may not be comparable to similarly titled amounts reported by other companies.
Investor Conference Call
Smith Micro will hold an investor conference call today, March 11, 2025, at 4:30 p.m. ET, to discuss the Company’s fourth quarter and fiscal year 2024 financial results. To access the call, dial 1-844-701-1164; international participants can call 1-412-317-5492. A passcode is not required to join the call; ask the operator to be placed into the Smith Micro conference. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. An internet webcast is available at https://event.choruscall.com/

Smith Micro Software Fourth Quarter 2024 Financial Results	Page 3
mediaframe/webcast.html?webcastid=ppW11NOZ. In addition, the conference call will be available on the Smith Micro website in the Investor Relations section.

Smith Micro Software Fourth Quarter 2024 Financial Results	Page 4
About Smith Micro Software, Inc.
Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. The Smith Micro portfolio also includes a wide range of products for creating, sharing, and monetizing rich content, such as visual voice messaging, optimizing retail content display and performing analytics on any product set. For more information, visit www.smithmicro.com.
Smith Micro and the Smith Micro logo are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.
Forward-Looking Statements
Certain statements in this press release are, and certain statements on the related conference call may be, forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects, goals and other projections of our outlook or performance our cost reduction plans and other future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are customer concentration, given that the majority of our sales depend on a few large customer relationships and the loss of any of them could materially and negatively affect our business, delay or failure of our customers to accept and deploy our products and services or new or upgraded versions thereof, delay or failure of our customers’ end users to adopt our products and services or new or upgraded versions thereof, our reliance on third party operating systems and other technology for the proper operation and delivery of our solutions and any barriers to our use of such third party technology, our reliance on third party application stores for the distribution of our software applications to users and any barriers to such distribution, including any delay or failure of such third party to approve new versions of our applications or their implementation and/or application of policies that may be harmful to our business, unanticipated delays or obstacles in our development and release cycles, the degree to which competing business needs may affect our allocation of resources to planned projects, the risk of harm to our business resulting from our recent and any future cost reduction efforts, our ability to attract and retain key technical personnel that are essential to our product development and support efforts, changes in demand for our products from our customers and their end users, changes in requirements for our products imposed by our customers or by the third party providers of software, hardware and/or platforms that we use or operate with, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies and customer acceptance and timing of deployment of those technologies, and our ability to compete effectively with other software and technology companies. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.

Smith Micro Software Fourth Quarter 2024 Financial Results	Page 5

Smith Micro Software, Inc.
Consolidated Balance Sheets
(in thousands except share and par value data)

	December 31, 2024	December 31, 2023
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$2,808	$7,125
Accounts receivable, net of related allowances of $3 and $3 at December 31, 2024 and 2023, respectively	5,721	7,912
Prepaid expenses and other current assets	1,467	1,843
Total current assets	9,996	16,880
Equipment and improvements, net	538	883
Right-of-use assets	2,367	2,759
Other assets	496	482
Intangible assets, net	23,597	29,532
Goodwill	11,052	35,041
Total assets	$48,046	$85,577
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$1,738	$2,522
Accrued payroll and benefits	1,694	2,500
Current operating lease liabilities	1,279	1,483
Other current liabilities	940	1,137
Total current liabilities	5,651	7,642
Non-current liabilities:
Warrant liabilities	224	597
Operating lease liabilities	1,287	1,780
Deferred tax liabilities, net	128	168
Total non-current liabilities	1,639	2,545
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 17,673,404 and 9,347,979 shares issued and outstanding 2024 and 2023, respectively	18	9
Additional paid-in capital	395,383	381,329
Accumulated comprehensive deficit	(354,645)	(305,948)
Total stockholders’ equity	40,756	75,390
Total liabilities and stockholders' equity	$48,046	$85,577

Smith Micro Software Fourth Quarter 2024 Financial Results	Page 6

Smith Micro Software, Inc.
Consolidated Statements of Operations
(in thousands except share data)
	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)	(audited)
Revenues	$4,969	$8,593	$20,555	$40,862
Cost of revenues (including depreciation of $1, $11, $15, and $50 in the years ended December 31, 2024 and 2023, respectively)	1,210	2,159	6,126	10,559
Gross profit	3,759	6,434	14,429	30,303
Operating expenses:
Selling and marketing	1,675	2,458	8,877	11,089
Research and development	2,757	3,868	14,085	17,145
General and administrative	2,370	3,331	10,583	12,779
Depreciation and amortization	1,413	2,473	6,285	7,345
Goodwill impairment	—	—	23,989	—
Total operating expenses	8,215	12,130	63,819	48,358
Operating loss	(4,456)	(5,696)	(49,390)	(18,055)
Other income (expense):
Change in fair value of warrant and derivative liabilities	(75)	728	372	4,214
Loss on derecognition of debt	—	(1,006)	—	(3,991)
Interest income (expense), net	23	(614)	112	(6,354)
Other income (expense), net	66	10	196	(52)
Loss before provision for income tax (benefit) provision	(4,442)	(6,578)	(48,710)	(24,238)
(Benefit) provision for income tax expense	(51)	133	(13)	158
Net loss	$(4,391)	$(6,711)	$(48,697)	$(24,396)

Loss per share:
Basic and diluted	$(0.25)	$(0.74)	$(3.94)	$(3.01)

Weighted average shares outstanding:
Basic and diluted	17,550	9,086	12,367	8,115

Smith Micro Software Fourth Quarter 2024 Financial Results	Page 7

Smith Micro Software, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	For the Year Ended December 31,
	2024	2023
	(unaudited)	(audited)
Operating activities:
Net loss	$(48,697)	$(24,396)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,300	7,395
Goodwill impairment charge	23,989	—
Non-cash lease expense	(304)	(191)
Change in fair value of warrant and derivative liabilities	(372)	(4,214)
Loss on derecognition of debt	—	3,991
Non-cash transaction costs including amortization of debt discount and issuance costs	—	5,993
Stock based compensation	4,503	4,835
Deferred income taxes	(40)	(10)
Gain on license of patents, net	(198)	—
Loss on disposal of assets	—	12
Changes in operating accounts:
Accounts receivable	2,191	2,589
Prepaid expenses and other assets	361	12
Accounts payable and accrued liabilities	(1,934)	(2,825)
Other liabilities	(94)	(164)
Net cash used in operating activities	(14,295)	(6,973)
Investing activities:
Capital expenditures, net	(20)	(4)
Proceeds from license of patents, net	198	—
Other investing activities, net	—	136
Net cash provided by investing activities	178	132
Financing activities:
Proceeds from Common Stock, Private Placement, Warrants, Pre-Funded Warrants Offerings, net	9,838	—
Proceeds from financing arrangements	1,044	981
Repayments of financing arrangements	(1,087)	(1,036)
Other financing activities	5	(5)
Net cash provided by (used in) financing activities	9,800	(60)
Net decrease in cash and cash equivalents	(4,317)	(6,901)
Cash and cash equivalents, beginning of period	7,125	14,026
Cash and cash equivalents, end of period	$2,808	$7,125

Smith Micro Software Fourth Quarter 2024 Financial Results	Page 8

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited

Three Months Ended December 31, 2024	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Non-GAAP
Gross profit	$3,759	$—	$—	$1	$—	$3,760
Selling and marketing	1,675	(239)	—	—	—	1,436
Research and development	2,757	(250)	—	—	—	2,507
General and administrative	2,370	(495)	—	—	—	1,875
Depreciation and amortization	1,413	—	(1,334)	(79)	—	—
Total operating expenses	$8,215	$(984)	$(1,334)	$(79)	$—	$5,818

(Loss) Income before provision for income taxes	$(4,442)	$984	$1,334	$80	$75	$(1,969)
Net (Loss) Income	$(4,391)	$984	$1,334	$80	$75	$(1,918)
(Loss) earnings per share: basic and diluted	$(0.25)	$0.06	$0.08	$—	$—	$(0.11)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

Three Months Ended December 31, 2023	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Amortization of Debt Issuance Costs and Discount	Personnel Severance and Reorganization Activities	Non-GAAP
Gross profit	$6,434	$—	$—	$11	$—	$—	$—	$6,445
Selling and marketing	2,458	(302)	—	—	—	—	—	2,156
Research and development	3,868	(302)	—	—	—	—	—	3,566
General and administrative	3,331	(915)	—	—	—	—	(155)	2,261
Depreciation and amortization	2,473	—	(2,369)	(104)	—	—	—	—
Total operating expenses	$12,130	$(1,519)	$(2,369)	$(104)	$—	$—	$(155)	$7,983

(Loss) Income before provision for income taxes	$(6,578)	$1,519	$2,369	$115	$278	$595	$155	$(1,547)
Net (Loss) Income	$(6,711)	$1,519	$2,369	$115	$278	$595	$155	$(1,680)
(Loss) earnings per share: basic and diluted	$(0.74)	$0.17	$0.26	$0.01	$0.03	$0.07	$0.01	$(0.18)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

Smith Micro Software Fourth Quarter 2024 Financial Results	Page 9

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited

Year Ended December 31, 2024	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Goodwill Impairment	Personnel Severance and Reorganization Activities	Adjustment for Non-Recurring Items[1]	Non-GAAP
Gross profit	$14,429	$—	$—	$15	$—	$—	$11	$—	$14,455
Selling and marketing	8,877	(1,207)	—	—	—	$—	(174)	—	7,496
Research and development	14,085	(1,076)	—	—	—	—	(316)	(6)	12,687
General and administrative	10,583	(2,220)	—	—	—	—	(60)	(231)	8,072
Depreciation and amortization	6,285	—	(5,935)	(350)	—	—	—	—	—
Goodwill impairment	23,989	—	—	—	—	(23,989)	—	—	—
Total operating expenses	63,819	(4,503)	(5,935)	(350)	—	(23,989)	(550)	(237)	28,255

(Loss) Income before provision for income taxes	(48,710)	4,503	5,935	365	(372)	23,989	561	39	(13,690)
Net (Loss) Income	(48,697)	4,503	5,935	365	(372)	23,989	561	39	(13,677)
(Loss) earnings per share: basic and diluted	(3.94)	0.36	0.48	0.03	(0.03)	1.94	0.05	—	(1.11)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.
[1]Adjustment for Non-Recurring Items includes costs associated with corporate actions in 2024, including but not limited to special meetings and reverse stock split, offset by licensure of patents.

Year Ended December 31, 2023	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Amortization of Debt Issuance Costs and Discount	Personnel Severance and Reorganization Activities	Adjustment for Non-Recurring Items[1]	Non-GAAP
Gross profit	$30,303	$—	$—	$50	$—	$—	$183	$—	$30,536
Selling and marketing	11,089	(955)	—	—	—	—	(93)		10,041
Research and development	17,145	(1,056)	—	—	—	—	(463)	(8)	15,618
General and administrative	12,779	(2,823)	—	—	—	—	(174)	(189)	9,593
Depreciation and amortization	7,345	—	(6,789)	(556)	—	—	—	—	—
Total operating expenses	48,358	(4,834)	(6,789)	(556)	—	—	(730)	(197)	35,252

(Loss) Income before provision for income taxes	(24,238)	4,834	6,789	606	(223)	5,993	913	197	(5,129)
Net (Loss) Income	(24,396)	4,834	6,789	606	(223)	5,993	913	197	(5,287)
(Loss) earnings per share: basic and diluted	(3.01)	0.60	0.84	0.07	(0.03)	0.74	0.11	0.02	(0.65)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.
[1]Adjustment for Non-Recurring Items includes professional fees associated with office closures and convertible notes.